UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 9, 2023
TYSON FOODS, INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway,
Springdale,	Arkansas		72762-6999
(Address of Principal Executive Offices)			(Zip Code)
(479) 290-4000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class			Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value	$0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Tyson Foods, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on February 13, 2023 (the “Original Form 8-K”). The Original Form 8-K reported, among other things, the final voting results of the Company’s 2023 Annual Meeting of Shareholders held on February 9, 2023 (the “2023 Annual Meeting”). The sole purpose of this Amendment is to provide the below disclosure pursuant to section (d) of Item 5.07 regarding the Company’s decision as to the frequency of future shareholder advisory votes regarding the compensation of the Company’s named executive officers pursuant to Rule 14a-21 of the Securities Exchange Act of 1934, as amended (“say-on-pay”). Except as set forth herein, no other modifications have been made to the Original Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
(d) As previously disclosed in the Original Form 8-K, in a non-binding advisory vote on the frequency of future say-on-pay votes held at the 2023 Annual Meeting, 195,669,260 shares voted for one year, 328,948 shares voted for two years, 719,096,260 shares voted for three years and 577,944 shares abstained. In accordance with these results and the corresponding recommendation of the Company’s Board of Directors (the “Board”) (as set forth in the definitive proxy statement for the 2023 Annual Meeting filed by the Company with the SEC on December 21, 2022 ), the Board has determined that the Company will hold future say-on-pay votes every three years until the next advisory vote on the frequency of say-on-pay votes, which the Company expects to hold at its 2029 Annual Meeting of Shareholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: May 15, 2023	By:	/s/ John R. Tyson

	Name:	John R. Tyson
	Title:	Executive Vice President and Chief Financial Officer

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